                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 25, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                   1-12202               93-1120873
   (State or other jurisdiction of      (Commission            (IRS Employer
            incorporation)              File Number)         Identification No.)

          13710 FNB PARKWAY
           OMAHA, NEBRASKA                                       68154-5200
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


               --------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated April 25, 2005, regarding Northern Border Pipeline Company's recontracting status.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1     Northern Border Partners, L.P. press release dated April 25,
                  2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN BORDER PARTNERS, L.P.

Date: April 25, 2005               By: /s/  Jerry L. Peters
                                       -----------------------------------------
                                   Name: Jerry L. Peters
                                   Title: Chief Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit 99.1 --  Northern Border Partners, L.P. press release dated April 25, 2005.